Exhibit 10.1.2

Certain confidential information contained in this document, marked by brackets, has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed

December 22, 2020

Mesa Air Group, Inc.

410 N. 44th Street, Suite 700

Phoenix, AZ 85008

Attn: President and Chief Executive Officer

RE: Amendment No. 1 – Incremental Covered Aircraft

Ladies and Gentlemen,

Reference is made to that certain Amended and Restated Capacity Purchase Agreement, dated as of November 19, 2020 and made effective as of January 1, 2020, between American Airlines, Inc., a Delaware corporation (“American”) and Mesa Airlines, Inc., a Nevada corporation (“Contractor”) (as amended from time to time in accordance with the provisions thereof, and together with all attachments, exhibits and schedules thereto, the “Capacity Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Capacity Purchase Agreement.

The Parties desire to amend the Capacity Purchase Agreement to add certain CRJ-900 Covered Aircraft (the “Incremental Covered Aircraft”) to be used to provide Regional Airline Services in connection with Scheduled Flights all on the terms and conditions as set forth in this amendment (this “Amendment No. 1”). For and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree as follows:

1.	Amendments and Supplements.

a.

The Incremental Covered Aircraft shall be added to the Capacity Purchase Agreement beginning January 1, 2021 and (unless otherwise Withdrawn prior thereto pursuant to the provisions of the Capacity Purchase Agreement, including Section 12.02 thereof) ending on the date determined by American in American’s sole discretion (as further described in clause c below, the “Incremental Covered Aircraft Termination Date”), in accordance with the following schedule:

Time Period	Total Number of Incremental Covered Aircraft	Total Number of Covered Aircraft
01/01/2021 – 01/04/2021	Ten (10)	Fifty (50)
01/05/2021 – 03/03/2021	Three (3)	Forty-three (43)
03/04/2021 – Incremental Covered Aircraft Termination Date	Five (5)	Forty-five (45)

Other than as specifically set forth in this Amendment No. 1, each Incremental Covered Aircraft shall be deemed a Covered Aircraft for all purposes and shall be subject to the same terms and conditions, including those related to audit rights, compensation, costs and expenses, as other Covered Aircraft under the Capacity Purchase Agreement.

b.

As soon as reasonably practicable after the date first set forth above (but no later than December 30, 2020), Contractor shall deliver a Notice to American that states the aircraft tail number and “Batch” of each Incremental Covered Aircraft that will operate during the calendar month of January 2021. For the calendar month of February 2021 and beyond, no later than fifteen (15) days prior to the first day of each such month, Contractor shall deliver a Notice to American that states the aircraft tail number and “Batch” of each Incremental Covered Aircraft that will operate during such calendar month, if any.

c.

American may elect (in its sole discretion) to Withdraw any Incremental Covered Aircraft from the Capacity Purchase Agreement upon at least sixty (60) days’ prior notice to Contractor (which notice shall include a schedule that identifies (by aircraft tail number) the Withdrawal Date for each such Incremental Covered Aircraft then subject to the provisions of the Capacity Purchase Agreement (the “Incremental Covered Aircraft Withdrawal Schedule”). For the avoidance of doubt, (i) the Incremental Covered Aircraft Withdrawal Schedule may specify one or more dates for the Withdrawal of the Incremental Covered Aircraft (provided, however, that the Incremental Covered Aircraft Termination Date shall represent the date that all Incremental Covered Aircraft are removed from the Capacity Purchase Agreement); and (ii) removal of the Incremental Covered Aircraft shall in no way affect American’s right to Withdraw any Covered Aircraft, including pursuant to Section 12.02(d)(iii) of the Capacity Purchase Agreement. For the avoidance of doubt, the rights and remedies referred to in this Section 1(c) shall be cumulative and in addition to American’s Withdrawal Rights and its right to terminate the Capacity Purchase Agreement (as set forth in Section 12.02(d)(iii) or otherwise) or any other rights or remedies otherwise available hereunder or under any Related Agreement or at law or in equity.

d.	The Parties acknowledge that the Tranche 2 Primary Driver Rates set forth on Schedule 5 of the Capacity Purchase Agreement shall apply to the Incremental Covered Aircraft.

e.

Contractor acknowledges and agrees that the Incremental Covered Aircraft shall (i) be at all times in conformity with the requirements of a “Covered Aircraft” under the Capacity Purchase Agreement; (ii) be painted in a livery approved by American, (iii) include American’s in-flight materials, in-flight publications, food and beverage products, advertising and paper goods; (iv) be in the Interior Design designated by American (subject to the terms of the Capacity Purchase Agreement); (v) not bear logos, service marks or other symbols of an air carrier other than American; and (vi) be in a seat configuration approved by American.

f.

For the avoidance of doubt, this Amendment No. 1 shall in no way affect (i) Contractor’s obligations to maintain the number of Spare Aircraft specified in Section 3.02(a) of the Capacity Purchase Agreement (provided, however, that notwithstanding clause (iv) of such Section 3.02(a), Contractor shall only be obligated to maintain [***] Spare Aircraft from [***] through and including [***]); or (ii) the [***] specified in Section [***] of Schedule 5 of the Capacity Purchase Agreement.

g.

Contractor acknowledges and agrees that American shall not be responsible for any incremental costs or expenses related to adding the Incremental Covered Aircraft as Covered Aircraft and any such costs and expenses shall be a Controllable Cost.

h.	Section 6.14(f) of the Capacity Purchase Agreement (Notices to American) is hereby deleted in its entirety and replaced as follows:

“(f) Notices to American. All information provided to American pursuant to this

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Section 6.14 shall be sent (currently and until further notice from American) in electronic format by email to (i) [***] or (ii) such other addressee as American may designate.”

i.	Schedule 5 of the Capacity Purchase Agreement (Compensation and Bonuses and Rebates) is hereby amended by deleting clause v of Section I.A. in its entirety and replacing it as follows:

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2.	Miscellaneous.

a.	This Amendment No. 1 shall become effective as of the date first set forth above upon satisfaction of all of the following conditions precedent:

i.	Receipt by each Party of a copy of this Amendment, duly executed and delivered by American and Contractor.
ii.	Contractor shall have obtained all consents and approvals required in connection with the execution, delivery and performance by Contractor of this Amendment No. 1.

b.

The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement or in any other Related Agreement is true and correct in all material respects on the date first set forth above.

c.

Any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by the Parties. Each Party hereby agrees that the terms and conditions set forth herein shall in no manner affect or impair the liabilities, duties and obligations of such Party under the Capacity Purchase Agreement.

d.

If any of the terms or provisions of this Amendment No. 1 conflict with any terms or provisions of the Capacity Purchase Agreement, then the terms and provisions of this Amendment No. 1 shall govern and control. To the extent a matter is not addressed in this Amendment No. 1, the terms of the Capacity Purchase Agreement shall apply in all respects and the same shall be given full force and effect.

e.

THIS AMENDMENT NO. 1, THE CAPACITY PURCHASE AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

f.	This Amendment No. 1 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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This Amendment No. 1 shall extend to and bind the successors and assigns of the respective Parties hereto. Each Party shall take all reasonable commercial actions in order to effectuate the intent of this Amendment No. 1.

Kindly countersign below to indicate Contractor’s agreement to the terms of this Amendment No. 1.

[Signature page follows.]

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Sincerely,

AMERICAN AIRLINES, INC.

/s/ Mark Moessner
Signature

Mark Moessner
Name

Managing Director, American Eagle
Title

December 22, 2020
Date

Accepted and Agreed:

MESA AIRLINES, INC.

/s/ Bradford R. Rich
Signature

Bradford R. Rich
Name

EVP & COO
Title

December 22, 2020
Date

Signature Page to Amendment No. 1